iShares®

iShares, Inc.

Supplement dated June 5, 2014

to the Summary Prospectus, Prospectus

and Statement of Additional Information (the “SAI”)

dated December 30, 2013 for the

iShares MSCI Belgium Capped ETF (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

Effective June 5, 2014, the number of shares in a Creation Unit and the approximate value of one Creation Unit of the Fund is as follows:

Fund	Creation Unit Size	Approximate Value of a Creation Unit as of June 4, 2014
iShares MSCI Belgium Capped ETF	80,000	$1,400,000

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
IS-A-EWK-0614

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